Exhibit 99.1
Fourth Quarter 2010 Investor Presentation March 7, 2011

Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes, may be considered forward-looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably" or similar expressions, we are making forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward- looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. 2

HCC Overview Specialty insurer since 1974 (NYSE: HCC) headquartered in Houston, TX Non-correlated specialty lines of business underwritten in more than 180 countries: Five segments: U.S. Property & Casualty, Professional Liability, Accident & Health, U.S. Surety & Credit and International Offices in the U.S., U.K., Spain and Ireland Financial Strength Ratings of "AA (Very Strong)" by Standard & Poor's, "AA (Very Strong)" by Fitch Ratings, "A1 (Good Security)" by Moody's, and "A+ (Superior)" by A.M. Best Company Assets of $9.1 billion, shareholders' equity of $3.3 billion and market capitalization of $3.3 billion as of December 31, 2010 3

2010 Operating Highlights Combined Ratio of 84.6% Expense Ratio of 25.2% Accident Year Combined Ratio of 85.6% Annualized Return On Average Equity of 10.9% Growth in Book Value Per Share of 7.9% Five-Year Compounded Book Value Per Share Growth of 13.3%1 4 1 As of 12/31/10.

Segment Overview 2010

($ in millions)

HCC

	U.S. Property & Casualty	Professional Liability	Accident & Health	U.S. Surety & Credit	International	Total[1]
2010 GWP:	$ 538	$ 596	$ 762	$ 227	$ 453	$ 2,576
2010 NWP:	$ 329	$ 402	$ 761	$ 209	$ 324	$ 2,025
Key Lines:	Aviation Small Account E&O Public Risk EPLI Title Residual Value Disability Contingency Kidnap and Ransom Difference In Conditions Occupational Accident Brown Water Marine	U.S. D&O International D&O Large Account E&O Fiduciary Fidelity EPLI	Medical Stop-loss ST Domestic and International Medical HMO Reinsurance Medical Excess	Contract Surety Commercial Surety Bail Bonds Credit	Energy Property Treaty Liability Surety Credit Property Ocean Marine A&H	

[1] *Total does not include Exited Lines (GWP = $3M; NWP = $1M).*

HCC

See Notice About This Presentation

5

Segment Comparison 2010 ($ in millions) 6 U.S. Property & Casualty Professional Liability Accident & Health U.S. Surety & Credit International Total1 1 Total includes Exited Lines (NEP = $1M).

Historical Performance 7 1 Peer group defined as AFG, AGII, CB, MKL, NAVG, ORI, RLI, TRV and WRB. Five-year peer average calculated by HCC as simple mean using SEC filings for peer companies. Gross Written Premium ($ in millions) 2006 2007 2008 2009 2010 5 year HCC average 5 year peer average Loss Ratio 0.592 0.596 0.604 0.597 0.594 0.597 0.573 Expense Ratio 0.237 0.239 0.247 0.243 0.252 0.243 0.348 Total 0.829 0.835 0.851 0.84 0.846 0.84 0.921 GAAP Underwriting Ratios Net Written Premium ($ in millions) 2005 2006 2007 2008 2009 2010 Gross Written Premium 2040 2240 2450 2500 2560 2580 CAGR (2005-2010): 4.8% 2005 2006 2007 2008 2009 2010 Gross Written Premium 1500 1810 1990 2060 2050 2030 CAGR (2005-2010): 6.2% 1

2010 Underwriting Performance 8 GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY Loss Ratio 0.594 0.594 0.572 0.572 0.642 0.642 0.579 0.579 0.547 0.547 0.638 0.638 0.634 0.634 0.408 0.408 0.61 0.61 0.602 0.602 Net Positive Development 0.01 0.062 0.035 0.067 0.161 0.021 0.023 0.169 0.058 0.066 Expense Ratio 0.252 0.252 0 0.313 0.313 0 0.39 0.39 0 0.316 0.316 0 0.423 0.423 0 0.369 0.369 0 0.48 0.48 0 0.399 0.399 0 0.322 0.322 0 0.343 0.343 0.846 0.856 0.885 0.947 1.032 1.067 0.895 0.962 0.97 1.131 1.007 1.028 1.114 1.137 0.807 0.976 0.932 0.99 0.945 1.011 HCC AGII MKL NAVG ORI WRB AFG RLI CB TRV Note: Calculated by HCC using 12/31/10 SEC filings for peer companies. Peer Group Comparison - 2010 Combined Ratios

Strong BVPS Growth 9 For the period beginning 1/1/04 and ending 12/31/10. Note: Calculated by HCC using 12/31/10 and prior SEC filings for peer companies.

Characteristics That Make HCC Unique Specialty businesses with strong long-term fundamentals and market leadership Diversified underwriting portfolio with historically low correlation Consistent track record of underwriting performance and ROE Lowest expense ratio amongst industry peers1 Disciplined balance sheet and risk management practices High quality investment portfolio Broadly experienced management team One of two companies with Insurer Financial Strength Ratings of "AA" from S&P amongst industry peers1 10 1 As of 12/31/10. Peer group defined as AFG, AGII, CB, MKL, NAVG, ORI, RLI, TRV and WRB.

Effective Catastrophe Management 11 1 PML calculated as of 12/31/10. Based on RMS Cat Model Version 10.0 and internal assessment of PMLs, excluding reinstatement premium. 1 in 100 1 in 250 Earthquake 0.029 0.043 Wind 0.029 0.041 Probable Maximum Loss (PML)1 historically managed to one quarter's pre-tax earnings from a single event Net PML as % of Shareholders' Equity

Investment Portfolio At December 31, 2010 ($ in millions) 12 1 Available for sale fixed income securities at fair value and held to maturity fixed income securities at cost. 2 Excludes realized and unrealized investment gains and losses. Average Rating AA+ Average Duration 5.5 years Average Life 7.5 years Average Yield2 4.1% Average Tax Equivalent Yield2 5.0% Average Duration 5.1 years Fixed Income Securities1 $ 5,193 Short-term and Other Investments 494 Total Investments $ 5,687 Fixed Income Securities Total Investments

Investment Portfolio At December 31, 2010 13 Taxable Securities Tax Exempt Securities Other Cash Short Term Investments 6/30/2007 46 45 0 9 0 Short-term and Other Investments: 9% Tax Exempt Securities: 45% Avg. Rating: AA+ Avg. Life: 10.4 years Avg. Duration: 7.4 years Taxable Securities: 46% Avg. Rating: AA+ Avg. Life: 4.6 years Avg. Duration: 3.7 years

Investment Analysis At December 31, 2010 ($ in millions) 14 1 % of fair value of fixed income securities. Total $17M of OTTI credit losses recognized through earnings from 1/1/08 - 12/31/10

Total Value Creation 15 1 Calculated by HCC using 12/31/10 and prior SEC filings for peer companies. Compounded Annual Return on Tangible Book Value per Share, Including Dividends1

HCC Has The Lowest Financial Leverage Of Its Peer Group 16 Note: Calculated by HCC using 12/31/10 SEC filings for peer companies. HCC AFG AGII CB MKL NAVG ORI RLI TRV WRB Debt to Equity 0.083 0.176 0.188 0.204 0.243 0.121 0.103 0.112 0.206 0.32 Peer Group Comparison - Debt to Total Capital Ratios as of December 31, 2010

Quality Reinsurance Security ($ in millions) 17 1 A.M. Best ratings are as of 12/31/10. 2 Includes paid losses recoverable, outstanding losses recoverable, incurred but not reported losses recoverable and ceded unearned premium. 3 Net recoverables is gross recoverables less total credits (includes letters of credit, cash deposits and other payables). 4 Includes letters of credit, cash deposits and other payables. Reinsurers as of 12/31/10 Reinsurer A.M. Best rating1 Gross recoverable2 Gross recoverable2 Net recoverable3 Net recoverable3 Transatlantic Re A $ 152 $ 132 $ 132 Hannover Ruck. A 108 84 84 ACE P&C A+ 73 64 64 Axis Re A 73 62 62 Arch Re A 57 49 49 Swiss Re America A 47 38 38 Highly rated reinsurance partners Reserve for uncollectible reinsurance of $2 million at 12/31/10 on over $1 billion of recoverables 47% of gross recoverables at 12/31/10 were collateralized or had available offsets from reinsurers4 Year 2004 2005 2006 2007 2008 2009 2010 Recoverables as % SH Equity 0.82 0.8 0.573 0.392 0.4 0.34 0.31 Recoverables Declining as % of Equity

HCC's Value Proposition 18 Non-correlated portfolio of business Maintains a double-digit margin in a very competitive market High quality investment portfolio Strong operating cash flow Experienced management team